EXHIBIT (M) (III) UNDER FORM N-1A
                                               EXHIBIT 1 UNDER ITEM 601/REG. S-K



                       AMENDED AND RESTATED EXHIBIT #1 TO
                                   EXHIBIT A
                                       TO
                              THE HUNTINGTON FUNDS
                               DISTRIBUTION PLAN
                                 June 23, 2006
                         (Revised as of April 30, 2007)

      The following classes of shares ("CLASSES") of The Huntington Funds (the "Trust") (as defined under the Plan) shall participate in the Plan effective as of the dates set forth below:

   NAME                         DATE                   FEES
                                            (as a percentage of average
                                          daily net asset value of shares
                                             of the applicable Class)

Money Market Fund
   Investment A Shares          June 23, 2006         0.25
   Investment B Shares          June 23, 2006         0.75

Ohio Municipal Money Market Fund
   Investment A Shares          June 23, 2006         0.25

U.S. Treasury Money Market Fund
   Investment A Shares          June 23, 2006         0.25

Growth Fund
   Investment A Shares          June 23, 2006         0.25
   Investment B Shares          June 23, 2006         0.75

Ohio Tax-Free Fund
   Investment A Shares          June 23, 2006         0.25
   Investment B Shares          June 23, 2006         0.75

Fixed Income Securities Fund
   Investment A Shares          June 23, 2006         0.25
   Investment B Shares          June 23, 2006         0.75

Mortgage Securities Fund
   Investment A Shares          June 23, 2006         0.25
   Investment B Shares          June 23, 2006         0.75

Income Equity Fund
   Investment A Shares          June 23, 2006         0.25
   Investment B Shares          June 23, 2006         0.75

Short/Intermediate Fixed Income Securities Fund
   Investment A Shares          June 23, 2006         0.25

   NAME                         DATE                 FEES
                                          (as a percentage of average
                                        daily net asset value of shares
                                           of the applicable Class)

Michigan Tax-Free Fund
   Investment A Shares          June 23, 2006         0.25
   Investment B Shares          June 23, 2006         0.75

Intermediate Government Income Fund
   Investment A Shares          June 23, 2006         0.25
   Investment B Shares          June 23, 2006         0.75

Florida Tax-Free Money Fund
   Investment A Shares          June 23, 2006         0.25

Dividend Capture Fund
   Investment A Shares          June 23, 2006         0.25
   Investment B Shares          June 23, 2006         0.75

Rotating Markets Fund
   Investment A Shares          June 23, 2006         0.25
   Investment B Shares          April 30, 2007        0.75

International Equity Fund
   Investment A Shares          June 23, 2006         0.25
   Investment B Shares          June 23, 2006         0.75

Mid Corp America Fund
   Investment A Shares          June 23, 2006         0.25
   Investment B Shares          June 23, 2006         0.75

New Economy Fund
   Investment A Shares          June 23, 2006         0.25
   Investment B Shares          June 23, 2006         0.75

Situs Small Cap Fund
   Investment A Shares          June 23, 2006         0.25
   Investment B Shares          June 23, 2006         0.75

Macro 100 Fund
   Investment A Shares          June 23, 2006         0.25
   Investment B Shares          June 23, 2006         0.75

Real Strategies Fund
   Investment A Shares          April 30, 2007        0.25
   Investment B Shares          April 30, 2007        0.75